SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 2, 2007 (March 1, 2007)
Dean Foods Company
(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Commitment Letter
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On March 1, 2007, Dean Foods Company (the “Company”) entered into a commitment letter with J.P. Morgan Securities Inc. (“JPMorgan”), Banc of America Securities LLC (“BAS”), Wachovia Capital Markets, LLC (“Wachovia”), JPMorgan Chase Bank, National Association (“JPMCB”), Bank of America, N.A. (“BOA”) and Wachovia Bank, National Association (“WB”) with respect to a new $4.8 billion senior secured credit facility (the “Credit Facility”). Pursuant to the commitment letter (i) JPMorgan, BAS and Wachovia will act as joint lead arrangers for the Credit Facility, (ii) JPMCB, BOA and WB have committed to provide the entire principal amount of the Credit Facility and (iii) JPMCB will serve as the administrative agent, BOA will serve as the syndication agent and WB will serve as a documentation agent for the Credit Facility. In addition, JPMorgan and BAS will act as joint bookrunners for the Credit Facility. The Credit Facility is anticipated to consist of (i) a $1.5 billion five-year revolving credit facility, (ii) a $1.5 billion five-year term loan and (iii) a $1.8 billion seven-year term loan. The Credit Facility is expected to be guaranteed by substantially all of the Company’s wholly owned U.S. subsidiaries other than the Company’s receivables securitization subsidiaries. The commitment letter provides, among other things, that the closing of the Credit Facility is subject to conditions customary to similar transactions. The Credit Facility is expected to close in April 2007 simultaneously with the payment of a special cash dividend to the Company’s shareholders of $15 per share, which is described in the press release attached hereto as Exhibit 99.1. Upon completion, the Credit Facility will replace the Company’s current credit facility.
     A copy of the commitment letter is filed hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01 Other Events.
     On March 2, 2007, the Company announced plans to pay a special cash dividend, as described in the press release attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Commitment letter, dated March 1, 2007, among Dean Foods Company, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC, JPMorgan Chase Bank, National Association, Bank of America, N.A. and Wachovia Bank, National Association.

99.1	Press Release of Dean Foods Company dated March 2, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEAN FOODS COMPANY
Date: March 2, 2007

	By:	/s/ Steven J. Kemps Steven J. Kemps
Senior Vice President and
Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commitment letter, dated March 1, 2007, among Dean Foods Company, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC, JPMorgan Chase Bank, National Association, Bank of America, N.A. and Wachovia Bank, National Association.

99.1	Press Release of Dean Foods Company dated March 2, 2007.